                   UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549



                                       FORM 8-K

                                   CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                   INCOMNET, INC.
                                   --------------
               (Exact name of registrant as specified in its charter)

                          Date of Report: August 28, 1998


       California                0-12386                    95-2871296
       ----------                -------                    ----------
      (State or other          (Commission                (IRS Employer
       jurisdiction of          File Number)               Identification No.)
       incorporation)


NEW ADDRESS
------------

20501 Ventura Boulevard, Suite 265, Woodland Hills, CA           91364
------------------------------------------------------           -----
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (818) 887-3400

21031 Ventura Boulevard, Suite 1100
Woodland Hills, CA   91364
--------------------------
(Former name or former address if changed since last report)


Total number of pages in this document:   38

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                                  TABLE OF CONTENTS

ITEM 1    CHANGES IN CONTROL OF REGISTRANT . . . . . . . . . . . . . . . . . . . .-3-

ITEM 2.   ACQUISITION OF DISPOSITION OF ASSETS . . . . . . . . . . . . . . . . . .-3-

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP . . . . . . . . . . . . . . . . . . . . . . .-3-

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT. . . . . . . . . . . . . .-3-

ITEM 5.   OTHER EVENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .-3-

ITEM 6.   RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS. . . . . . . .-3-

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS. . . . . . . . . . . . . . . . . . . .-4-

SIGNATURE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .-4-

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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

          None.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          None.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

          None.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          None.

ITEM 5.   OTHER EVENTS

          On August 28, 1998, Incomnet, Inc., a California corporation (the "Registrant"), entered into a Board Change Agreement (the "Agreement"), dated as of August 27, 1998, with John P. Casey pursuant to which the Registrant and all of the members of its Board of Directors agreed to cause a change of five of the current six members of the Registrant's Board of Directors upon the satisfaction of certain conditions and pursuant to the other provisions of the Agreement. The Agreement may be terminated if the change of Board members does not occur by September 30, 1998. After the change of Board members, the Registrant's Board of Directors is expected to be comprised of John P. Casey, John Hill, Jr., Howard Silverman (a current Board member) and a designee of Mr. Casey who is reasonably approved by the Registrant's current directors. A complete copy of the Agreement is attached to this Report as Exhibit 10.1. This Report is qualified in its entirety by the Agreement. On August 28, 1998, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 6.   RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS

          None.

                                       -3-

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS & EXHIBITS

          a.   Financial Statements - Not applicable.

          b.   Exhibits

               10.1  Board Change Agreement, dated as of August 27, 1998.

               99.1  Press Release dated August 28, 1998.








                                      SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: August 28, 1998                        INCOMNET, INC.



                                   By:     /S/ MELVYN REZNICK
                                      -------------------------------
                                            Melvyn Reznick,
                                            President

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